Mundoval Fund Letter to Shareholders

June 30, 2006

The Mundoval Fund lost -0.89% in the quarter ended June 30, 2006, which contrasts to the MSCI Word Index loss of -0.51%. For the calendar six month period through 6/30/2006, the Mundoval Fund gained 4.07% compared to 6.06% for the MSCI World Index. Investment performance of the Mundoval Fund for the one year period ending 6/30/2006 is 15.65% and the average annualized rate of return since inception, on September 3, 2004 is 12.25%.

(Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current performance data for the most recent month end may be obtained by calling the transfer agent at 1-877-593-8637.)

During the quarter we sold our positions in Merck and Whirlpool as they approached our appraisal of their intrinsic business values. In addition, we sold our positions in Marsh McLennan and Pohang Iron & Steel to pursue other investment opportunities. New position purchases for the fund during the quarter included Microsoft and Johnson & Johnson. Due to their attractive valuations, we added to our positions in Intel, Dell Computer, Cisco Systems, Sanofi Aventis ADR, Nike and Tyco International Ltd.

Seven years ago investors were enamored with technology stocks, especially internet-related shares, because of the perception that they were transforming the economy and had unlimited potential. These technology companies were deemed “New Economy” businesses and were priced as if there were no risk in relation to their business valuations. A value oriented investor would have been hard pressed to purchase most technology businesses at that time because they were not attractively priced relative to their valuations. As of June 30, 2006, the Mundoval Fund maintains a technology sector allocation of approximately 20% because share prices of some of the more dominant technology companies in the world such as Intel and Dell are now selling for prices that do not reflect their business valuations.

With a market capitalization of more than $500 billion in the year 2000, Intel, the world’s largest semiconductor chip maker with an 80% market share in microprocessors for personal computers, sold for as much as $75 per share, nearly fifty times its earnings and one hundred times its free cash flow. With a current market capitalization of slightly more than $100 billion at $19 per share, or one-fifth the amount in the year 2000, Intel now sells for 12x 2005 earnings and less than 15x free cash flow. In addition, Intel management has repurchased over 1.35 billion shares of stock, worth approximately $33 billion dollars, reducing the number of shares outstanding by more than 11% since 2000. Intel’s strong brand recognition continues to command premium prices in the industry and its ability to develop leading manufacturing technologies in volume provide significant cost advantages over its competitors.

Michael Dell founded Dell Inc., in 1984 with a simple concept: by selling computer systems directly to customers, Dell could better understand their needs and efficiently provide the most effective computing solutions to meet those needs. Despite recent encounters of formidable pricing competition from Asian manufacturers and the cyclical nature of information technology spending, nearly one out of every five computer systems sold in the world today is a Dell. In fiscal 2006, 41% of Dell’s revenue was attributable to sales outside of the United States. With manufacturing facilities in Brazil, China, Ireland and Malaysia, Dell conducts operations in three geographic segments: the Americas (Canada, U.S. and Latin America), EMEA (Europe, Middle East & Asia) and APJ (Asia Pacific and Japan). Dell intends to continue to expand its global infrastructure as its international business continues to grow. As of June 30, 2006, Dell is selling for 14x trailing earnings and 16x free cash flow. These multiples are significantly less than the lofty levels paid for Dell (P/E ratio of 82x earnings) when it generated one-half the amount of revenue and free cash flow in the year 2000. Dell management has repurchased more than $13 billion of its shares in the past three years and will continue the practice through a systematic program of open market purchases.

In his classic textbook, Security Analysis, Benjamin Graham quoted Horace, the Latin poet, “Many shall be restored that are now fallen and many shall fall that are now in honor.” The initial expectations of investors for unprecedented growth in technology businesses have faded substantially since the NASDAQ Composite Index peaked at more than 5,000 in March of 2000. Despite the dramatic decline in market prices and subsequent disinterest and pessimism surrounding the technology sector, businesses like Intel and Dell continue to create shareholder value by maintaining liquidity, profitability and moderate growth at reasonable prices in relation to their business valuations.

The Mundoval Fund adheres to an investment philosophy that is based on value. Our patterns of operation will attempt to reduce the risk of permanent capital loss by purchasing common stock in businesses at prices we believe are less than their intrinsic values. Our scope is global as we seek to own businesses that are leaders in their industries with the ability to generate discretionary free cash flows to enhance value for shareholders.

Thank you for your continued support & confidence.

Sincerely,

Arthur Q. Johnson, CFA

Portfolio Manager

(You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing.  The prospectus contains this and other information about the fund.  You may obtain a prospectus by call 1-877-593-863.  The prospectus should be read carefully before investing.)